SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:	February 16, 2006

(Date of earliest event reported):	February 14, 2006

LOEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6541	13-2646102
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

667 Madison Avenue, New York, N.Y.	10021-8087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 521-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 16, 2006, Registrant issued a press release for Loews Corporation and a separate press release for the Carolina Group providing information on their results of operations for the fourth quarter and year ended 2005. The information disclosed in this report pursuant to Item 2.02, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 4.02 (a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The Registrant will restate its annual financial statements for the years 2001 through 2004, as well as its interim financial statements through September 30, 2005.

The restatement is to correct the accounting for discontinued operations acquired by the Registrant’s 91%-owned subsidiary, CNA Financial Corporation (“CNA”) in CNA’s merger with The Continental Corporation in 1995. A current review by CNA of its discontinued operations identified an overstatement of the net assets of these discontinued operations and errors in accounting for the periodic results of these operations.

As a result of this restatement, the Registrant’s consolidated financial statements for 2001 through 2004, and the related independent registered public accountant’s reports thereon, as well as the Registrant’s interim financial statements through September 30, 2005, should no longer be relied upon. The Registrant’s consolidated financial statements as of and for the year ended December 31, 2005, to be filed on Form 10-K on or before March 16, 2006, will include the effects of this restatement.

The determination to restate was made by the Audit Committee of the Registrant’s Board of Directors on February 14, 2006 upon Registrant management’s recommendation and in consultation with Deloitte & Touche LLP, the Registrant’s independent registered public accounting firm.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits:

Exhibit Reference

Number	Exhibit Description

99.1	Loews Corporation press release, issued February 16, 2006, providing information on fourth quarter and year-end 2005 results of operations.

99.2	Carolina Group press release, issued by Loews Corporation February 16, 2006, providing information on fourth quarter and year-end 2005 results of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION
(Registrant)

Dated: February 16, 2006	By:	/s/ Gary W. Garson
Gary W. Garson
Senior Vice President
General Counsel
and Secretary